UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      October 1, 1996
                                                ------------------------

                         OAK TREE MEDICAL SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                   0-16206                  02-0401674
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

       2 Gannett Drive, Suite 215, White Plains, New York          10604
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              (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code      (914) 694-2500
                                                  ------------------------

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         (Former name or former address, if changed since last report.)


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
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

On October 1, 1996, Oak Tree Medical Systems, Inc. (the "Company") completed the acquisition of three New York City based physical therapy centers. With respect to such acquisitions, the Company has determined that the filing of the financial statements of the businesses acquired and pro forma financial information is not required under the rules and regulations of the Securities and Exchange Commission. Accordingly, no such financial statements or financial information have been filed.


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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       By: /s/ William Kedersha
                                             --------------------
                                            Name:  William Kedersha
                                            Title: Chief Executive Officer


Date:  December 26, 1996


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